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                                      Application for Variable Annuity Contract

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                                                                                      |_| Male     Social
 Annuitant  Name                                                                      |_| Female   Security No._____________________
                          First               Middle                Last

Address                                                                                   Date of Birth                       __
               Street                    City              State           ZIP                            Month       Day     Year

Home                                        Work
Phone No.    (    )                         Phone No.   (     )                      ext.            State of Birth

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                                                                                                              |_| Female
 Owner     Name                                                                            |_| Trustee        |_| Male
                         First                Middle                  Last
Address                                                                                                                           _
                                     Street                                      City                  State            ZIP

Tax ID or                                                    State of                        Date of
Social Security No.                                          Birth                           Birth
                                                                                                            Month     Day     Year

Annuitant will be the Owner, unless otherwise stated.  For non-qualified annuities only - If the Owner is other than the
Annuitant, the beneficiary, in the event of the Owner's death, will automatically be the Annuitant unless otherwise specified below.

Owner's Beneficiary                                                    Relationship to Owner

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                 With right to change. Unless otherwise stated, benefits are payable equally to the named beneficiary(ies) or to the
 Beneficiary     survivors or survivor.
                 If benefits are payable other than equally, please indicate a contingent beneficiary for each primary beneficiary.

Primary Beneficiary                                                             Relationship to Annuitant

Contingent Beneficiary                                                          Relationship to Annuitant

Contingent Beneficiary                                                          Relationship to Annuitant

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 Plan        Plan                                                        |_| Flexible Premium      Annual
             Name                                                        |_| Single Premium        Premium $________________________

Market   |_| Non-qualified |_| 403(b) |_| 401(k) |_| 501(c)(3)*|_| SEP  *|_| IRA *|_| ROTH IRA   *|_| SIMPLE IRA    |_|
         Other
         |_| Pension Plan - Please indicate if Profit Sharing or Money Purchase (circle one) *Contribution is for_________ tax year

Rollover  |_| Yes |_| No Amount of Transfer $             Are any funds the result of a transfer from a Qualified Plan?|_| Yes|_| No
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 Billing       Payment         |_|       |_|    |_|       |_|       Collection     |_|       |_|      |_|     |_|       |_|
 Information   Mode            Ann       SA     Qtly      Mo         Type          PAC       GA       CB      FAP     Single

Send Notices and Statements to:    |_| Annuitant   |_| Owner    |_| Other (give name and address)___________________________________

Branch of Service for Government Allotment_________________   Payor's SSN for GA______________________________
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 Replacement

1.  Will any existing life, health or annuity contract be lapsed, reissued, surrendered, or converted (to reduce amount of
payment or period of coverage including surrender options) if the proposed contract is issued?........................|_| Yes |_| No
2.  Will the proposed contract be part of an IRC Section 1035 Exchange?...............................................|_| Yes |_| No

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 Premium
 Allocations          Initial Premium $_________________________________________


Select initial premium allocations on page 4 of this application. Show percent allocated to each fund. Use whole percentages - total must equal 100%.

A maximum of 15 fund selections is available at any one time.

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  Monthly Dollar
  Cost Averaging                     |_| Match initial premium allocations shown on page 4 of this application.


If fund selection  options for the Monthly Dollar Cost Averaging Plan are different than the initial  premium  allocations, make fund selections for this plan on page 4 of the application.

To participate in the Monthly Dollar Cost Averaging  Plan, a percentage  must be directed to the Federated Prime Money Fund
II Subaccount when selecting the initial premium allocation.

Transfer $____________________   monthly over a ________  month  period  from  the  Federated  Prime  Money  Fund  II
Subaccount to the selected  subaccounts.  The Monthly  Dollar Cost  Averaging Plan may be elected for a period from 3 to 36 months.

At least $250 must be transferred  from the Federated Prime Money Fund II Subaccount each month.  Transfers under this plan may not  commence  until the later of:  (1) 30 days  after the  contract  date;  or (2) five days after the end of the free look period.

Transfers made under this plan will not count toward the six free transfers permitted each contract year.

To start this plan in the future, you must complete a Dollar Cost Averaging Request Form and send it to Kansas City Life.

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 Quarterly  Portfolio
 Rebalancing                    |_| Match initial premium allocations shown on page 4 of this application.

If fund selection options for the Quarterly Portfolio Rebalancing Plan are different than the initial premium allocations, make fund selections for this plan on page 4 of the application.

Fixed account assets will not be included in the Quarterly Portfolio Rebalancing Plan.

If you are not currently  participating  in the Monthly  Dollar Cost  Averaging  Plan,  Kansas City Life will  redistribute funds in the variable account on a quarterly basis according to the percentages  selected,  provided the account is in good order.  The Quarterly  Portfolio  Rebalancing  Plan will not be available  until the Monthly Dollar cost Averaging Plan has been completed.

If you make a change to premium allocations,  we automatically change Quarterly Portfolio Rebalancing  allocations to match the new premium allocations, unless you give us other instructions.

Any  requested  transfer,  either by  written  request or  telephone  transfer,  will  automatically  cancel the  Quarterly
Portfolio  Rebalancing  Plan,  unless you authorize a change in premium  allocation at that time.  You may also cancel this plan by sending a written notice to Kansas City Life.

Transfers made under this plan will not count toward the six free transfers permitted each contract year.

To start this plan in the future, you must complete a Quarterly  Portfolio  Rebalancing  Request Form and send it to Kansas
City Life.

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  Telephone Access
   Authorization       |_| Yes  If answered Yes, I am giving Kansas City Life authority to honor telephone instructions from me to
                       |_| No   transfer among subaccounts and the fixed account, change the premium allocation, change Dollar Cost
                                Averaging allocations or change Portfolio Rebalancing allocations.

|_| Yes    If answered Yes, I am giving the Registered Representative/Agent of record authority to transfer among subaccounts and
|_| No     the fixed account, change the premium allocation, change Dollar Cost Averaging allocations or change Portfolio
           Rebalancing allocations.

This  authorization  is subject to the terms and  provisions in the contract and  prospectus.  Kansas City Life will not be held  liable for any loss,  liability,  cost,  or expense  for acting on the  telephone  instructions.  Kansas  City Life's liability for erroneous  transactions,  unless clearly contrary to instructions received, will be limited to the correction of the  allocations  on a current  basis.  I understand  that Kansas City Life will  provide  written  confirmation  of the telephone transaction, and that Kansas City Life will monitor and record my telephone call.

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  Switch/Replacement    Since most investments are and should be considered long term in nature, we feel it is necessary to review
   Disclosure           your understanding of your current position and the possible consequences of switching and/or exchanging your investment.
Reason for requesting switch/replacement:___________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
Please acknowledge the following statements by placing a check mark next to each statement. If the statement does not apply, indicate N/A.

_____    This exchange will result in a surrender charge on my current investment of__________%.
_____    This exchange subjects my investment to a surrender charge for the next___________ years.
_____    This exchange may result in a taxable gain on the liquidation of my current investment.

My representative and I have reviewed the above items and have carefully considered my selection and believe that it coincides with my investment objectives.

Name of product being replaced _____________________________________________________________________________________________________

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 Special Requests (Contract date, additional contract, existing PAC or CB number, etc.)                 Home Office Endorsements
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 Agreement and Acknowledgment                   By signing below you understand that:

1.  The annuity value may increase or decrease daily depending on the contract's investment results;

2.  No minimum cash value is guaranteed;

3.  This variable annuity plan is a long term commitment to meet financial goals; and I acknowledge receipt of the most recent prospectus dated__________________; and

4.  The variable annuity plan applied for is suitable for my investment objectives, financial situations and needs.


It is a crime to knowingly  provide false,  incomplete or misleading  information  to an insurance  company for the purpose of defrauding the company.  Penalties may include imprisonment, fines or denial of insurance benefits.


Dated at__________________________________________________________ this__________ day of________________,___________.
                        City                       State                                     Month          Year



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Annuitant's Signature (if under 15, parent/guardian signature)              Applicant's Signature (if other  than Annuitant)

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 Statement of Agent


To the best of my knowledge the annuity applied for in this application |_| will |_| will not replace existing insurance.


------------ --------------------------------------------------------     ----------- ----------------------------------------------
Agent Code      Registered Representative/Agent Signature*                Agent Code     Signature of Other Agent(s)(if split case)



------------ --------------------------------------------------------
Agency Code     Agency

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 Broker-Dealer Information


-------------------------------------------------------------------    ---------- --------------------------------------------------
Broker-Dealer Name (print)                                               R/R Code    Registered Representative/Agent Phone No.


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Broker-Dealer Address                                                        Broker-Dealer Authorized Signature

 *Registered Representative/Agent Certification


By signing above, the Registered Representative/Agent certifies that he/she is NASD registered and state licensed for variable annuity contracts in the appropriate state.


                          All checks must be made payable to Kansas City Life Insurance Company.
                Do not make check payable to the registered representative/agent or leave the payee blank.


                                         Portfolio of Funds for Variable Contracts

  ------------------------------------------------------------ ----------------------------- -------------------- ------------------
                                                                   PREMIUM ALLOCATIONS
                                                               -----------------------------
                                                               -------------- --------------
                                                                                               MONTHLY             QUARTERLY
                          FUND SELECTION*                          LUMP          PLANNED       DOLLAR COST         PORTFOLIO
                                                                    SUM         PERIODIC       AVERAGING**         REBALANCING**
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  [MFS Emerging Growth Series                                              %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
   MFS Research Series                                                     %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
   MFS Total Return Series                                                 %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
   MFS Utilities Series                                                    %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
   MFS Global Governments Series                                           %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
   MFS Bond Series                                                         %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  American Century VP Capital Appreciation                                 %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  American Century VP Income & Growth                                      %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  American Century VP International                                        %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  American Century VP Value                                                %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Federated American Leaders Fund II                                       %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Federated High Income Bond Fund II                                       %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Federated International Small Company Fund II                            %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Federated Prime Money Fund II                                            %              %                                       %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Dreyfus Appreciation Portfolio                                           %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Dreyfus Small Cap Portfolio                                              %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Dreyfus Stock Index Fund                                                 %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  The Dreyfus Socially Responsible Growth Fund, Inc.                       %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  J.P. Morgan U. S. Disciplined Equity Portfolio                           %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  J.P. Morgan Small Company Portfolio                                      %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Franklin Real Estate Fund (Class 2)                                      %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Franklin Small Cap Fund (Class 2)                                        %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Templeton Developing Markets Securities Fund (Class 2)                   %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Templeton International Securities Fund (Class 2)                        %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Calamos Convertible Portfolio                                            %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  AIM V.I. Dent Demographic Trends Fund                                    %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  AIM V.I. Telecommunications and Technology Fund                          %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  AIM V.I. Value Fund                                                      %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Seligman Capital Portfolio (Class 2)                                     %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  Seligman Communications and Information Portfolio (Class 2)              %              %                    %                  %
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------

  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
  KCL Fixed Account]                                                       %              %                    %                  %
  ============================================================ ============== ============== ==================== ==================
  (Use whole percentages only.                                       100%           100%              100%                100%
  Percentages must total 100 %)       Total
  ------------------------------------------------------------ -------------- -------------- -------------------- ------------------
*A maximum of 15 fund selections is available at any one time.

** NOTE:       It is not  necessary  to fill in the  percentages  on this page for  Monthly  Dollar Cost  Averaging  and/or
               Quarterly Portfolio Rebalancing allocations if they are the same as the initial premium allocations.  Simply check the  appropriate  box in the  Monthly  Dollar  Cost  Averaging  Section  and the  Quarterly  Portfolio
               Rebalancing Section of this application that tells us they are the same.

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